EXHIBIT 10.4

                        OFFICE LEASE DATED JUNE 22, 2005


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THIS AGREEMENT             is made the    22nd      day of      June        2005

BETWEEN the Landlord whose name address or registered office and description are set out in Part I of the First Schedule hereto (hereinafter called "the Landlord" which expression shall include its successors and assigns) of the one part and the Tenant whose name address or registered office and description are set out in Part II of the First Schedule hereto (hereinafter called "the Tenant") of the other part WHEREBY IT IS HEREBY MUTUALLY AGREED by and between the said parties hereto as follows:

                                   SECTION (I)
                            THE PREMISES AND THE TERM

The Landlord shall let and the Tenant shall take ALL THAT the premises as more particularly described and set out in the Second Schedule hereto (hereinafter called "the said premises"). Together with all the Landlord's fixtures and fittings And together with] the use in common with the Landlord and all others having the like right of the entrances, staircases, landings, passages and lavatories in the building of which the said premises form part (hereinafter called "the Building") in so far as the same are necessary for the proper use and enjoyment of the said premises And except in so far as the Landlord may from time to time restrict such use And together also with (if and whenever the same shall be available and operating) the use in common as aforesaid of the lifts, escalators, central air-conditioning services and the loading and unloading bays in the Building for a term set out in Part III of the First Schedule hereto YIELDING and PAYING therefor the rent and other charges and in such manner as described and set out in Part IV of the First Schedule hereto.

                                  SECTION (II)
                             RENT AND OTHER CHARGES

The Tenant hereby agrees with the Landlord as follows:

(1) To pay and discharge punctually the said rent (the "Rent"), rates and all other charges as mentioned in Part IV of the First Schedule (the "Services Charges") on the days and in the manner hereinbefore provided for payment thereof.

(2) To pay and discharge punctually all rates (the "Rates"), government rent (the "Government Rent") taxes, assessments, maintenance, duties, charges, impositions and outgoings whatsoever now or hereafter to be assessed, imposed or charged by the Government (as defined hereinafter) or other lawful authority upon the said premises or upon the owner or the occupier thereof (Property Tax only excepted).


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(3)      To pay and discharge  punctually all charges  (including  deposits) for service maintenance, telephone, gas, water and electricity in respect of the said premises (including but without limitation charges for any air-conditioning fan-coil units installed therein, if any) whether as shown by the separate meter installed upon the said premises or by accounts rendered to the Tenant. Nothing contained herein shall confer on the Tenant, by implication or inference, right to install separate meter for the utilities aforesaid unless the Landlord shall have so previously approved in writing and the plans for such installation shall have been previously approved by the Landlord or its management agent, the Manager of the Building, the relevant public utility company and statutory or public or competent authorities in writing.

                                  SECTION (III)
                            TENANTS OTHER OBLIGATIONS

The Tenant hereby further agrees with the Landlord as follows:

(1) To obey and comply with and to fully indemnify the Landlord against the breach of all Ordinances, regulations, by-laws, orders, rules and requirements of the Government, public utility companies, statutory or public or competent authorities, the provisions of the Deed of Mutual Covenant, the Sub-Deed of Mutual Covenant (if any) and the Management Agreement in respect of the said premises relating to the use and occupation of the said premises, and the conduct and carrying out of the Tenant's business on the said premises or to any other act, deed, mater or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any licensee (as defined hereinafter) of the Tenant and to notify the Landlord forthwith in writing of any notice received from the Government or any public utility company or any statutory or public or competent authority concerning or in respect of the said premises or any services supplied thereto.

(2)      (a)      To  maintain  the  expense  of  the  Tenant the said  premises throughout the term of this Agreement in good, clean and tenantable condition and repair to the satisfaction of the Landlord (fair tear and wear excepted).

         (b) To keep all the interior of the said premises (including but not limited to (the flooring and interior plastering or other finishes or rendering to or on walls, floors and ceilings) and the Landlord's furniture fixtures and fittings therein and all additions thereto (including but not limited to the carpet, door frames, air-conditioners, fan coil unit, air compressor, window frames, ventilators, doors, windows, fire services equipment and apparatus, electrical installations and wiring, burglar alarm systems, sanitary system apparatus and the main switch box) in good, clean and tenantable repair and condition and properly preserved and painted to the satisfaction of the Landlord and so maintain the same at the expense of the Tenant and to deliver up the same to the Landlord at the expiration or sooner determination of the term of this Agreement in like condition.


                                      -2-
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         (c)      (i)      To  fit out the said premises in accordance with such
Ordinances and other orders, rules and regulations of the Government, public utility companies and competent authorities as shall from time to time be in force during the term of this Agreement and to maintain, add to, modify or alter the same in accordance with such Ordinance, orders, rules and regulations as are in force from time to time. The Tenant shall in carrying out the works hereunder use only such contractor(s) as shall be approved by the Landlord in writing (which approval not to be unreasonably withheld).

                  (ii) To fit out the said premises in accordance with such directions and conditions as may be given by the Landlord and its management agent and the Manager of the Building, and such drawings, layout details and plans, designs and specifications of the works (together the "Fitting-out Plans") (including but not limited to the electrical wiring diagram and installations, air-conditioning and mechanical ventilation plans) as may be desired by the Tenant or required by the Government, public utility companies or any public or statutory or competent authorities and shall first be submitted by the Tenant to and approved in writing by, the Landlord and so to maintain the same throughout the term of this Agreement in good, clean and tenantable condition and repair to the satisfaction of the Landlord. The Landlord shall be entitled to accept or reject such Fitting-Out Plans, in whole or in part as it shall think fit. The Landlord shall further have the right to vary or specify, the choice of finishes and materials to be used for the fitting out works, and the Tenant in carrying out such works shall obey and comply with and ensure its licensees shall comply with, the requirements and provisions in this Agreement and the instructions and directions of and the Landlord and its authorized representatives, contractors and management agents, and the Manage of the Building from time to time. In order to enable the building services of the Building to be effectively co-ordinated and controlled, the Landlord shall have the right to require the Tenant that all alterations and additions to the building services in or for the said premises shall be carried out only by the Landlord's contractor at the Tenant's expense. For the purpose of this Clause, subject to alterations and additions from time to time and to such extent as the Landlord shall in its discretion deem appropriate or necessary, the expression "building services" shall mean all mechanical and electrical engineering works and arrangement related to the said premises (including but not confined to electrical air-conditioning, plumbing and fire fighting installation). Prior to the commencement of any works, the Tenant shall furnish the Landlord with the following information and items:

                           (aa) the name(s) and address(es) of the appointed designer(s)/agent(s) for the said premises;
                           (bb) the name(s) and address(es) of the general contractor(s) that the Tenant intends to engage in the Tenant's works;
                           (cc) the name(s) and address(es) of the Tenant's authorized agent(s)/representative(s), if any; and
                           (dd)     the  actual  commencement  date of  interior
                                    decoration   and  the   estimated   date  of
                                    completion of decoration works, fitting-out works, and the date of projected opening.

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         (d)      To pay to the  Landlord  on demand  all fees  incurred  by the
Landlord in connection with its consideration and approval of the Fitting-out Plans as well as all modifications and amendments thereof, and to be responsible for obtaining all necessary permits licences and approvals pertaining to the
proposed  decoration  partitioning   alternations  additions  installations  and
fitting out works. Any approval or direction given by the Landlord under or pursuant to or in connection with this Agreement shall not relieve the responsibility of the Tenant to comply with and observe the Deed of Mutual Covenant, the Sub-Deed of Mutual Covenant (if any) and the Management Agreement. The Tenant shall submit all applications required and the Fitting-out Plans and shall comply with all Ordinances, rules and regulations and by-laws of the Government, public utility companies and public or statutory or competent authorities having jurisdiction over the said works. Without such necessary permits licences and approvals, the Tenant shall not commence any such decoration partitioning alterations additions installation and fitting out works. The Tenant shall be solely responsible for the consequences of the breach aforesaid (including but not limited to the costs of demolition, addition and alteration required to comply with the requirements of the Government or any public or statutory of competent authority) and shall indemnify and keep the Landlord indemnified in full against all losses claims costs actions and proceedings arising from the Tenant's breach of this Clause.

         (e) To make good at its own costs any default in complying with this Clause notwithstanding that its fitting out alteration addition installation partitioning and decoration proposals may have been submitted by the Landlord or the Landlord's agent to the Government or public utility companies or public or statutory or competent authorities on behalf of the Tenant and the Tenant shall solely bear the consequences of any rejections or any amendments required by the Government, or public utility companies or statutory or competent authorities of the Tenant's proposals and of any delay or losses resulting from such rejections or amendments. As security for the due observance and compliance by the Tenant and its licensees of the rules and regulations stipulated by the Landlord and its management agent and the Manager of the Building from time to time in carrying out any Tenant's works hereunder, the Tenant shall pace a fitting-out deposit with the Landlord, its managing agents and the Manager of the Building (as the case may be) in the amount stipulated by the Landlord or its managing agents and the Manager of the Building (as the case may be) before commencing such works. The fitting-out deposit shall be returned without interest to the Tenant after the said premises shall have been fitted -out in accordance with the approved plans but subject to any deduction therefrom necessary to make good any damages or losses caused to the Building or the said premises or any part thereof or suffered by the Landlord, its managing agents and the Manager of the Building (as the case may be) and damages or losses or injuries to any person as a result of any breach by the Tenant of this Clause.

(3) To pay and reimburse to the Landlord forthwith upon demand the cost of replacing and repairing all broken and damaged window frames and glass panels within and/or encompassing the said premises whether or not the same be broken or damaged by the negligence of the Tenant or its licensee or owing to the circumstances beyond the control of the Tenant (including but not limited to typhoons and rainstorm).

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(4)      To  pay and reimburse to the Landlord forthwith upon demand the cost of repairing and replacing work done pursuant to this Agreement (including but not limited to the [shop front plate glass or open shutter or any] air-conditioning fancoil unit and all other parts of the air- conditioning system or installation which is damaged or rendered defective) whether or not the same be due to the negligence or circumstances beyond the control of the Tenant or its licensee, and of making good all damages and defects caused to the said premises or any part(s) of the Building.

(5) To repair or replace any electrical mechanical gas or piping fittings installation wiring apparatus and meter located in the said premises (or elsewhere, if use exclusively by the Tenant or its licensees) forthwith if the same becomes dangerous unsafe or hazardous or if so required by the Landlord or by the Government or any public utility company or statutory or public or competent authority, and in so doing the Tenant shall use only such contractor designated by the Landlord or by the Government or any public utility company or statutory or public or competent authority in writing for this purpose. The Tenant shall permit the Landlord's agents and/or contractors to test the Tenant's electrical mechanical gas or piping fittings installation apparatus wiring and meter in the said premises at any time upon request being made. The Tenant shall indemnify the Landlord and all persons and hold them harmless against any cost claims losses damages injuries actions or proceedings resulting from or attributable to any malfunction or disrepair of the electrical mechanical gas or piping fittings installation wiring apparatus or meter in the said premises.

(6) To keep the lavatories sanitary plumbing and water apparatus (including but not limited to drainage taps wash basins and sinks as are located in the said premises (or elsewhere if used exclusively by the Tenant or its licensees) in good, clean and tenantable repair and condition to the satisfaction of the Landlord and in accordance with the Ordinances and the orders, regulations and by-laws of the Government and public utility companies and the statutory or public or competent authorities concerned. In the event of any damage being incurred, the Tenant shall forthwith repair the damage and restore the said premises and those lavatories, sanitary, plumbing and water apparatus in the said premises (or elsewhere) if used exclusively by the Tenant or its licensees) to their proper state and condition in accordance with the covenant for repair contained in the foregoing provisions.

(7) To pay and reimburse to the Landlord forthwith on demand all costs in full incurred by the Landlord in cleansing, clearing, repairing or replacing any of the drains, pipes or sanitary or plumbing or water apparatus choked or stopped up owing to the careless or improper use or neglect by the Tenant or its licensees.

(8) To be wholly responsible for and to indemnify the Landlord in full against any proceedings actions claims or demands whatsoever by any person for losses and damages occasioned to the said premises or any part of the Building or any adjacent or neighbouring premises thereto or for any injury as a result of, directly or indirectly, the want of repair or maintenance to the said premises or the spread of fire or smoke or the overflow or leakage of

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water or the escape of any  substance or anything  from the said premises due to the breach of duty or default or negligence of the Tenant or its licensees and to make good the same and, if required by the Landlord, to effect and maintain a policy or policies of insurance against any loss or damage to property or against any injury to person or economic loss or any perils or risks of fire, water, gas, fittings, stocks, equipment or any risks or liabilities disclaimed or excluded by the Landlord under this Agreement with such reputable insurance company on such term and in such values as the Landlord may approve from time to time and shall be endorsed therein to show the Landlord as owner of the said premises and shall contain a clause to the effect that the insurance cover thereby and the terms and conditions thereby shall not be cancelled, modified or restricted without the prior written consent of the Landlord. The Tenant hereby undertakes to produce to the Landlord on request the policy or policies and the receipt for the last payment of premium and a certificate form the insurance company that the policy or policies are in all respects valid and subsisting provided always that if the Tenant shall at any time fail to effect such insurance policy or policies within reasonable time acceptable to the Landlord or keep such insurance policy or policies in full force and effect or cause such policy or policies to be void or voidable, the Landlord may do all things as may be appropriate or necessary to effect and maintain such an adequate insurance cover and any monies expended by the Landlord for that purpose shall be recoverable without deduction from the Tenant on demand.

(9) To take all precautions to protect the interior of the said premises against damage by any rainstorm or typhoon or the like.

(10) To carry out any works of the Tenant to the said premises pursuant to this Agreement subject to the prior written approval of the Landlord and the inspection of the Landlord, the Landlord's architect and general contractor from time to time.

(11) No approval by the Landlord is valid unless in writing, signed by the Landlord or the Landlord's authorised representatives.

(12) To permit the Landlord and its contractors and all persons authorised by the Landlord with or without appliances at all reasonable times and upon prior notice to enter upon view and inspect the state of repair, defects and damages of the said premises, to take inventories of the fittings and fixtures therein and to carry out any work, repairs or maintenance which are required to be done hereunder provided that in the event of an emergency the Landlord, its servants or workmen or contractors or agents or the Manager of the Building may enter the said premises without notice and forcible if needed be.

(13) On receipt of any notice from the Landlord or its authorised representatives or agents or the Manager of the Building or the Government or any public utility company or public or statutory or competent authority, specifying any works or repairs which are required to be done and the time in which they are to be done and which are the responsibility of the Tenant hereunder, forthwith to, put in hand and execute the same with all possible despatch and if the Tenant shall fail to comply with such notice in any respect it shall be lawful for the Landlord (but without

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prejudice  to its any other rights  contained  herein or at law) and its agents, servants contractors and workmen and the Manager of the Building to enter upon the said premises and to carry out all or any of the works referred to in such notice and the costs of so doing and all expenses incurred thereby shall be recoverable as rent in arrears and be paid by the Tenant to the Landlord forthwith on demand.

(14) To give immediate notice to the Landlord of any damage that may be caused or suffered to the said premises and of any accident to or defects in the sewers, water pipes, gas pipes, electrical wiring or utility lines, fittings, fixtures installation or other services or facilities placed or installed in the said premises or provided by the Landlord upon the Tenant becoming aware of such occurrence of damage, accident or defect and to indemnify the Landlord against any claim or action made against the Landlord by any third party and any loss suffered by the Landlord either directly or indirectly as a result of any breach by the Tenant of this provision.

(15)     To  allow  at  all  reasonable   times  within  three  calendar  months
immediately preceding the expiration of the terms of this Agreement, the Landlord and/or its estate agents and/or employees and/or the prospective tenants and/or buyers to enter, view and inspect the said premises and the Landlord shall be entitled during the said three calendar months to exhibit (without interruption) a notice in or outside the said premises as the Landlord shall think fit indicating that the said premises are to be let or sold with or without vacant possession and such other information in connection therewith as the Landlord shall desire.

(16) To obey and comply with such regulations as may from time to time be adopted by the Landlord and its management agent in accordance with Section (IX) hereof.

(17) To be wholly responsible for the acts, neglects, omissions and defaults of or breaches by all licensees of the Tenant as if they were the acts, neglects, omissions and defaults of the Tenant himself and to indemnify the Landlord in full against all costs claims demands actions costs proceedings expenses or liabilities to any person in connection therewith. For the purpose of this Agreement, any acts defaults neglects defaults or omissions of or breaches by the licensees of the Tenant shall be deemed to be the acts defaults neglects defaults or omissions of or breaches by the Tenant.

(18) To keep in operation batter operated emergency lighting and exit signs in locations within the said premises as required by the Fire Services Ordinances and all orders, directions, codes and regulations made by the Government, competent authorities, the Landlord or it management agent and the Manager of the Building.

(19) To provide at its own costs earthing within the said premises to meet the requirements of the Government, the competent authorities, the Landlord or its management agent, and the Manager of the Building.

(20) To permit pipes, conduits, cables, wiring and utility lines to be erected in and passed through the said premises in order to service other premises and areas in the Building. For

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this  purpose,  the  Landlord  and its agents  workmen and  contractors  and the
Manager of the Buidling shall have the right to enter the said premises to examine the same.

(21) To permit the Landlord's servants or security guards to enter the said premises at all reasonable times for security purposes, to connect and keep at its own costs the said premises connected to any communal alarm or security system and, if required by the Landlord, to be linked up to the security system for the Building provided and operated by the Landlord.

(22) To comply with orders, codes and regulations stipulated by the Government and all statutory or public or competent authorities for any additional fire services and fire fighting system and apparatus apart from those provided by the Landlord, whether induced by the business of the Tenant or otherwise, and the costs so incurred shall be solely borne by the Tenant.

(23) To quietly yield up the said premises together with all the Landlord's fixtures, fittings and additions therein and thereto (including but not limited to air-conditioning ducts, if any) at the expiration or sooner determination of this Agreement in good, clean and tenantable repair and condition to the satisfaction of the Landlord notwithstanding any rule of law or equity to the contrary and, provided that where the Tenant has made any alterations or additions or installed any fixtures or fittings whether of a structural or non-structural nature, to the said premises with or without the Landlord's written consent, the Landlord may at its discretion require the Tenant at the expense of the Tenant to remove and/or do away with such alterations fixtures or fittings or additions or any part(s) or portion(s) thereof, to reinstate the said premises and to make good and repair in a proper and workmanlike manner any damage to the said premises and to the Landlord's fixtures and fittings therein as a result thereof, and remove at the expense of the Tenant all lettering and characters from all the doors, walls and windows of the said premises and surrender to the Landlord all keys giving access to all parts of the said premises before delivering up the said premises to the Landlord at the expiration or sooner determination of the term of this Agreement.

(24) To install at the Tenant's own expenses empty conduits for telephone service to the said premises. Telephone service to the said premises shall only be installed by such public utility company as previously approved by the Landlord in writing and the Tenant shall make its own arrangement with regard to the installation of telephones in the said premises and leave pull wire in all conduits. Installation of all telephone lines outside the said premises must be made in accordance with the Landlord's directions in writing and the Tenant shall forthwith pay and reimburse to the Landlord expenses incurred in the installation of any telephone jacks or conduits to the said premises.

(25) To keep all windows and doors of the said premises closed at all times unless otherwise previously approved by the Landlord in writing and to permit the Landlord and its servants, management agents and contractors and the Manager of the Building from time to time during the term of this Agreement to enter upon the said premises for the purpose of closing any doors or windows.

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(26)     To  permit  the  Landlord  and its  agents,  contractors,  workmen  and servants to perform on behalf of and for the account of the Tenant any of the Tenant's work which the Landlord determines shall be so performed. Such work shall include work which the Landlord deems necessary to be done on an emergency basis, work caused by the Tenant's fault, and work which pertains to structural components and the general utility systems for the Building and the erection of temporary safety barricades hoarding and, if necessary, temporary signs during construction. All expenses incurred thereby shall be paid by the Tenant to the Landlord forthwith upon demand and shall be recoverable as rent in arrears.

(27) To permit the Landlord and its agents workmen servants and contractors and the Manager of the Building at all reasonable times (except in case of emergency) during the term of this Agreement to enter into and upon the said premises and to execute any works of renewal cleansing alteration or repair the said premises or to any adjacent or neighbouring premises or to the Building.

(28) To remove at its own costs refuse and garbage from the said premises to such location and to use only such type of refuse container as shall be specified by the Landlord from time to tome. In the event of the Landlord providing a collection service for refuse and garbage the same shall be used by the Tenant and all damages incurred therefor shall be solely borne by the Tenant who shall punctually pay and reimburse such charges to the Landlord in accordance with the direction of the Landlord from time to time.

(29) To load and unload goods, equipment and apparatus only at such times and through such entrances and by such service lifts (if any) as shall be designated by the Landlord for this purpose from time to time.

(30) To pay and reimburse to the Landlord forthwith upon demand the cost in making good any damage caused to any part of the common areas of the Building occasioned by the Tenant or its licensees or any other person claiming through or under the Tenant.

(31) To pay and reimburse to the Landlord forthwith upon demand the cost of affixing repairing or replacing as necessary the Tenant's name in lettering to the directory boards at the Building.

(32) If any excavation or other building work or renovation works or repairs shall be made or authorised in the vicinity of the Building, the Tenant shall upon prior notice by the Landlord permit the Landlord and its servants, contractors, workmen, management agents and the Manager of the Building to enter the said premises to do such works and repairs as may be deemed necessary to preserve the exterior walls of the Building from injury to person or damage to property and to maintain the Building without any claim for losses or damages or indemnity against the Landlord.

(33) To give copies to the Landlord of any notices orders directions or other things by the Manager of the Building or any statutory or public or competent authority affecting or likely to affect the said premises served onto the Tenant.

(34) To apply for and obtain all necessary approvals permits and licenses required by the Government or any statutory or public or competent authority in connection with the Tenant's use and occupation of the said premises and the operation of the Tenant's business in the said premises prior to the commencement of the Tenant's business and to maintain the same in full force during the currency of this Agreement and to indemnify the Landlord in full against any claims losses damages expenses demands and liabilities which the Landlord may incur as owner of the said premises as a result of the failure to obtain and maintain the necessary approvals, permits and licenses.

(35) To deliver up vacant possession of the said premises to the Landlord at the expiration or sooner determination of this Agreement notwithstanding any rules of law or equity to the contrary.

(36) In addition and without prejudice to the Landlord's right hereunder, to permit, and the Tenant hereby specifically authorizes, the Landlord to cut off the supply of electricity and air- conditioning chilled water to the said premises and to dispose of all objects including goods merchandise equipment furniture chattels and fixtures in or at the said premises in such manner as the Landlord shall deem fit, and any expenses in connection therewith shall be paid by the Tenant and shall be recoverable from it as a debt. The Landlord shall in no way be responsible to the Tenant or the Tenant's licensees for any loss or damage or injury or accident caused to property or to any person as a result of the cut off of utilities and disposal of objects.

(37) To keep the said premises well and sufficiently lighted throughout the business hours of the Tenant.

(38) To ensure that the Tenant itself and the Tenant's licensees shall not obstruct or park or use those areas of the Building allocated to temporary vehicle parking or designated as loading/unloading areas otherwise then in accordance with the regulations from time to time made by the Landlord and its management agents, servants and contractors and Manager of the Building and shall at all times comply with the directions of the Landlord and its management agents servants and contractors and the Manager of the Building.

(39) To conduct the business of the Tenant so as not to prejudice the goodwill and reputation of the Building as a first class office building.

(40) To pay and reimburse to the Landlord or (as the case may be) its management agents, or the Manager of the Building forthwith on demand charges for air-conditioning outside the normal business of the Building hours, which charges shall be at such rate as the Landlord or its management agent or the Manager of the Building may from time to time determine according to the cost of providing the same.

(41) To comply with any Ordinance, orders, rules and regulations and orders by the Government and all statutory or public or competent authorities for the time being in force and all future enactments in substitution therefor or amendment thereto should such enactments or amendments apply to the said premises, and be answerable and responsible for the consequences of any breach of Ordinances, orders and rules and regulations by the Tenant and its licensees.

                                  SECTION (IV)
                             LANDLORD'S OBLIGATIONS

The Landlord hereby agrees with the Tenant as follows:

(1) To permit the Tenant (who duly paying the Rent, the Rates, the Government Rent and the Service Charges on the days and in the manner herein provided and observing and performing the agreements, covenants, stipulations and conditions herein contained and on the Tenant's part) to have quiet possession and enjoyment of the said premises during the term of this Agreement without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

(2)      To pay the Property Tax payable in respect of the said premises.

                                   SECTION (V)
                          RESTRICTIONS AND PROHIBITIONS

The Tenant hereby agrees with the Landlord as follows:

(1)      (a)      Not without the previous  written  consent of the Landlord  to install or permit or suffer to be installed any equipment, apparatus or machinery or article which imposes a weight on ay part of the flooring in excess of that for which it is designed or which requires any additional electrical main wiring or which consumes electricity not metered through the Tenant's separate meter.

         (b) The Landlord shall be entitled to prescribe the maximum weight and permitted location of safes and other heavy equipment or article and to require that the same shall stand on supports of such dimensions and materials to distribute the weight as the Landlord may deem necessary.

(2) Not without the previous written consent of the Landlord to erect, install, remove or alter any fixtures fittings partitioning or structure or other erection or installation in or outside the said premises or the Building or any part thereof nor without the like consent make or permit or suffer to be made any structural or non-structural alterations in or additions to the said premises or the Landlord's fixtures and fittings or any electrical wiring and installations or any pipes drains or sewers.


                                      -11

(3) Not without the previous written consent of the Landlord to cut, maim, injure, drill into, mark or deface or permit or suffer to be cut, maimed, injured, drilled into, marked or defaced any doors, windows, walls, beams, air-conditioner ducts (if any), structural members or any part of the fabric of the said premises nor any of the electrical mechanical gas plumbing or sanitary apparatus or installation included therein.

(4) Not without the previous written consent of the Landlord to alter the existing locks, bolts and fittings on the entrance doors to the said premises, nor to install any additional locks, bolts or fittings thereon.

(5) Not to do or permit or suffer to be done in or upon the said premises or in the common passages stairways lifts escalators lobby toilets or roof of the Building any act or thing which may be or become a nuisance or annoyance or cause damage or injury to the Landlord or its employees licensees agents or contractors or to the tenants or occupiers of other premises in the Building or in any adjoining or neighbouring building.

(6) Not to produce or do or permit or suffer to be done at any time in the said premises any act or thing or any music or noise (including but not limited to sound produced by broadcasting from television, radio or any other service or by any equipment apparatus or instrument capable of producing or reproducing receiving or recording music or sound) so as to constitute, in the opinion of the Landlord (which opinion shall be final and conclusive) a nuisance or disturbance or annoyance to or to give cause for reasonable complaint from, the occupants of any other premises in the Building or persons using or visiting the same.

(7) Not without the previous written consent of the Landlord affix or exhibit or display or paint or make any alteration or addition whatsoever or permit or suffer to be affixed or exhibited or displayed or painted outside the said premises or in at or above any common area (including but not limited to stairways, lifts, escalators, lobby, landing or corridor of the Building) any signboard, decoration flag, sign, decoration, advertising matter or other device whether illuminated or not other than in a location designated and in form previously approved by the Landlord in writing.

(8) Not to use or permit or suffer to be used the said premises or any part thereof for any purpose other than for the Tenant's business the nature of which business is set out in Part V of the First Schedule hereto and the Tenant shall not be entitled to change the nature of its business carried out at the said premises without the Landlord's prior written consent.

(9) Not to use or permit or suffer to be used the said premises or any part thereof for any illegal or immoral or improper purpose.

(10) Not to use or permit or suffer to be used in or upon the said premise or any part thereof as sleeping quarters or as domestic premises withing the meaning of any Landlord and Tenant (Consolidation) Ordinance or similar legislation for the time being in force, nor to allow any person to remain in the said premises overnight.

(11) Not to use or permit or suffer to be used in or upon the said premises for the purpose of the manufacture of goods and merchandise or as a workshop or for the storage of goods and merchandise other than stock reasonably required in connection with the Tenant's business carried on therein.

(12) Not to keep or store or permit or suffer to be kept or stored in the said premises or any part thereof any illegal drugs, pirated goods or merchandise, arms, ammunition, gun-powder, saltpetre, kerosene or other explosive or combustible or dangerous or hazardous substance or goods or articles or such other substance or goods prohibited under the Dangerous Drugs Ordinance or the Dangerous Goods Ordinance.

(13) Not to encumber or obstruct or permit or suffer to be encumbered or obstructed with any boxes, merchandize, goods, chattels, rubbish, packaging or other objects or articles or obstruction of any kind or nature at any of the entrances, staircases, landings, passages, escalators, lifts, lobbies or other parts of the Building in common use and not to leave place or expose or permitted to be placed left or exposed goods or merchandise or rubbish or any other object or article or thing in any part of the Building not in the exclusive occupation of the Tenant. In addition to any other rights and remedies which the Landlord may have hereunder, the Landlord and its servants workmen contractors and management agents may without any prior notice to the Tenant remove any such obstruction and dispose of the same as the Landlord shall think fit from time to time without incurring any liability whatsoever therefor and the Tenant shall on demand pay and reimburse to the Landlord forthwith all costs and expenses incurred in such removal.

(14) Not to lay, install, affix or attach any wiring, cables or other articles or things in or upon any of the entrances, staircases, landing, passages, lobbies, transformer rooms, switch rooms or other parts of the Building in common use to the said premises.

(15) Not to prepare or cook or permit or suffer to be prepared or cooked any food in the said premises or in any party of the Building (except by means of the service lifts or the preparation or consumption of food on the said premises other than the preparation and consumption of light meals or refreshments for consumption by the Tenant's employees or guests provided that such light meals or refreshments shall not be consumed within any retail areas of the said premises or within sight of customers and/or the public. No hot food shall be cooked or re-heated other than by an approved microwave oven. The Tenant shall ensure that all wet garbage and refuse will be disposed of by arrangement with and in containers specified by the management of the Building) or to cause or permit any offensive or unusual odours to be produced upon, permeate through or emanate from the said premises.

(16) Not to keep or permit or suffer to be kept any animals or pets inside the said premises, and to take all such steps and precautions to the satisfaction of the Landlord in order to prevent the said premises or any part thereof from becoming infested by termites, rats, mice, roaches or any other pests or vermin and for the better observance hereof the Landlord may require the Tenant to employ at the Tenant's cost such pest extermination contractors as the

Landlord may nominate or approve in writing from time to time and at such intervals as the Landlord may direct. In the event of the said premises becoming so infested, the Tenant shall pay and reimburse to the Landlord forthwith the cost of extermination as arranged or approved by the Landlord and the selected extermination contractors shall be given full access to the said premises for such purpose.

(17) Not without the previous written consent of the Landlord to transfer assign underlet or otherwise part with the possession of the said premises or any part thereof or interest therein in any way whether by way of subletting lending sharing or other means whereby any organization company firm or person not a party to this Agreement obtains the use or possession of the said premises or any part thereof or interest therein irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the said premises (whether for monetary consideration or not) this Agreement shall at the option of the Landlord absolutely determine and the Tenant shall forthwith vacate the said premises upon notice to that effect from the Landlord. This Agreement shall be personal to the Tenant and, without in any way limiting the generality of the foregoing, the occurrence of any of the following acts and events shall, unless previously approved in writing by the Landlord, be deemed to be a breach of this Clause:

         (a) In the case of a tenant which is a partnership, the taking in of one or more new partners whether on the death or liquidation or retirement of an existing partner or otherwise.

         (b) In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant), the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the said premises or any part thereof shall vest in the executors administrators personal representatives next-of-kin trustee or committee of any such individual.

         (c) In the case of a tenant which is a corporation, any take-over reconstruction amalgamation merger voluntary liquidation or presentation of petition for the winding up of the corporation or entry into any composition or arrangement between the corporation and its creditors or change in the person or persons who own a majority of the voting rights or who otherwise has or have effective control of such corporation.

         (d) The giving by the Tenant of a power of attorney or similar authority whereby the donee of the power of attorney obtains the right to use possess occupy or enjoy the said premises or any part thereof or interest therein or does in fact use possess occupy or enjoy the same.

         (e) The change of the Tenant's business name as stated in Part V of the First Schedule without the previous written consent of the Landlord.

(18) Not to do or omit to do or permit or cause or suffer to be done any act, deed, matter or thing whatsoever which amounts to a breach of or default in any of the terms and conditions under which the Building is held from the Government and the Deed of Mutual Covenant, the Management

Agreement and, if any, the Sub-Deed of Mutual Covenant, and to indemnify the Landlord in full against any such breach or default.

(19) Not to do or omit to do or permit or cause or suffer to be done any act, deed, matter or thing whatsoever whereby the policy or policies of insurance on the Building or the said premises against loss or damage by fire or other insurable perils or claims by third parties or exclusion or disclaimer of the Landlord's liabilities hereunder for the time being in force may be vitiated or rendered void or voidable or whereby the rate of premium thereon may be increased, and in the event of such occurrence, the Tenant shall indemnify and keep indemnified the Landlord and all third parties in full (without prejudice to any other rights or remedies available to the Landlord) against their loss and damage at all times including but not limited to the costs of renewal by the Landlord of insurance policy or policies and increase in insurance premium.

(20) Not to erect any aerial on the roof or walls of the Building or on the ceiling or walls of the said premises without the prior written consent of the Landlord.

(21) Not to install air-conditioning facilities and/or heating facilities without the prior written consent of the Landlord.

(22) Not to suspend or permit or suffer to be suspended any excessive weight from the main structure of the said premises.

(23) Not to permit or suffer to be held upon the said premises any sale by auction, fire, bankruptcy, closing-down or sales of similar nature or any discount-type of retail business or any form of unethical business operation provided that this Clause shall not preclude genuine promotional, clearance or quarterly or semi-annual or annual seasonal sales.

(24) Not to hang any laundry, clothing or other articles or things outside the said premises or the Building.

(25) Not without the previous written consent of the Landlord to change or in any way alter the standard entrance doors provided by the Landlord for access to and egress from the said premises.

(26) Not to do or permit any act or thing to be done which is likely to cause any fire risk or other hazard in the said premises or the Building.

(27) Not to take delivery of furniture equipment fittings or bulky items in and out of the Building except during the normal business hours and only in the lift designated by the Landlord or its management agent or the Manager of the Building.

(28) Not to permit or allow any food or food containers to be brought onto or removed from the said premises.

(29) Not to permit gambling of any description whatsoever upon the said premises.

(30) Not to form or organize or attempt or make any effort to form or organize any tenant's association or union jointly with any tenants of the Building for whatever objects or purposes during the continuance of this Agreement.

(31) Not to sell or supply any beer wine spirits liquor or alcohol in the said premises (except in small quantity for private consumption) or any part of the Building.

(32) Not without the previous written consent of the Landlord to block up darken or obstruct or obscure the windows or lights belonging to the said premises.

(33)     Not  to  permit  any  touting  or   soliciting   for  business  or  the
distributing of any pamphlets notice or advertising matter by the Tenant or its licensees outside the said premises or anywhere within the Building.

(34) Not to park in obstruct or otherwise use or permit to be parked in obstructed or otherwise used those areas (if any) of the Building allocated to parking the movement of or access for vehicles or designated as loading/unloading areas except in accordance with the regulations made from time to time by the Landlord or its management agent and the Manager of the Building.

(35) Not to carry on business under a name other than as specified in Part V of the First Schedule. If the Tenant is desirous of changing the business name, it must first seek written approval from the Landlord of the proposed new name. The Landlord may give or withhold its approval at its discretion. Without prejudice to the foregoing, the Landlord may, in connection with any application for approval under this provision, require the Tenant to produce such evidence as it may think fit to show that no breach of the agreements and stipulations herein contained prohibiting the assignment, underletting, parting with possession of or transfer of the said premises or any part thereof or any interest therein has taken place or is about to take place in Clause 17 of this Section (V).

                                  SECTION (VI)
                                   EXCLUSIONS

The Landlord shall not in any circumstances be liable to the Tenant or any other person whomsoever:

(1) In respect of any loss or damages or other liability (whether direct or consequential) to person or property sustained by the Tenant or any such other person caused by or through or in any way owing to any defect in or breakdown of the lifts or escalators or the air-conditioning system (if any) of the Building or any cracking of the glass panels of the Building or any interruption of the facilities or services in the Building by reason of necessary repair or maintenance of any installations or apparatus thereto or any destruction thereof by fire smoke water Act of God or other cause beyond the Landlord's control or by reason of mechanical electrical or other defect or other inclement conditions or any unavoidable shortage of fuel materials water or labour or any cause whatsoever beyond the Landlord's control or any act omission neglect or default of the tenants or occupiers of any other parts of the Building or any of their employees workmen customers agents licensees contractors or invitees or any defect in or any surge reduction variation fluctuation interruption or termination in the supply of electrical power or any typhoon landslide subsidence of the ground escape of fire or smoke or any leakage of water or electric current from electric wiring cables or ducts situate in upon or in any way connected with the Building or any part thereof or any dropping or falling of any article object or material whatsoever (including but not limited to cigarette ends, glass or tiles) or any vibrations from any floor office or premises forming part of the Building or in the neighbourhood or any defective or damaged condition of the said premises or the Landlord's fixtures therein or any part thereof; or

(2) In respect of any loss or damage or other liability (whether direct or consequential) to person or property sustained by the Tenant or any such other person caused by or through or it any way owing to any failure malfunction explosion or suspension of the electricity, water, gas or other utility supply to the Building or the said premises; or

(3) For the security of safekeeping the said premises or any contents therein, and in particular but without prejudice to the generality of the foregoing, the provision (if any) by the Landlord of watchmen and caretakers or any mechanical or electrical security system or alarm system or equipment shall not create any obligation on the part of the Landlord as to the security of the said premises or any contents thereof which shall at all times rest with the Tenant nor shall the Rent, the Rates and other Service Charges or any part thereof abate or cease to be payable on account thereof except pursuant to the provisions under Section (VII).

(4) This Agreement and the obligations on the Tenant to pay Rent and other sums due hereunder and to perform and observe it other obligations hereunder shall in no way be affected impaired or excused because the Landlord is unable due to any circumstances to fulfill any of its obligations under this Agreement or to supply or is delayed in supplying any services expressly or impliedly to be supplied hereunder or to make or is delayed in making any repair additions alterations or decoration or is unable to supply or is delayed in supplying any equipment or fixtures by reason of strike labour troubles shortage of materials or any other cause whatsoever beyond its control or by reason of any Ordinances or any order or rule or regulation of the Government or any public utility company or any statutory or public or competent authority.

(5) The Landlord does not represent or warrant that the said premises are suitable for the use or purposes specified in Part V of the First Schedule or for any purposes whatsoever, and the Landlord hereby declares to which the Tenant hereby acknowledges that (a) any approval or direction or instruction given by the Landlord or on its behalf may not represent in any way consistency or compliance with the terms and conditions of the Deed of Mutual Covenant or the Management Agreement, or (if any) the Sub-Deed of Covenant; and (b) the Tenant shall satisfy itself or shall be deemed to have satisfied itself that the said premises are suitable for the purpose for which they are to be used and that all requirements and restrictions to which the said premises and the Building are subject are fully observed and complied with under the said terms and conditions and Deed of Mutual Covenant, if any, the Sub-Deed of Covenant and the Management Agreement.

                                  SECTION (VII)
                                ABATEMENT OF RENT

(1) In the event that the said premises or any part thereof shall be destroyed or damaged or shall be rendered inaccessible or unfit for use and occupation by fire, typhoon, Act of God, or other calamity beyond the control of the Landlord or the said premises or the Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the said premises or the Building; and

(2) not in any way attributable, directly or indirectly, to any act or default or neglect or omission of the Tenant or its licensee; and

(3) the insurance policy effected by the Landlord shall not have been vitiated or not have been rendered void or payment of premium not have been refused in whole or in part in consequence of any act or default or omission or neglect of the Tenant or its licensee;

(4) then the Rent or a part thereof proportionate according to the nature and extent of the damage sustained to the Tenant shall abate and cease to be payable until the said premises shall have been restored or reinstated or rendered accessible or fit for use and occupation or the demolition order or the closing order shall have been uplifted provided always that:

         (a) the date of expiration of the term hereby created shall not be postponed; and

         (b) the Landlord may but not obliged to repair or reinstate the said premises if in its sole opinion, it is not economical or practicable or reasonable to do so; and

         (c) if the whole or substantially the whole of the said premises or the Building shall have been destroyed or if rendered unfit for use and occupation and not repaired and reinstated or the demolition order or the closing order on the said premises or the Building shall remain continue and not uplifted, within 3 months of occurrence of such damage or destruction or demolition or closing order (as the case may be);

either party hereto shall be entitled to terminate this Agreement by notice in writing to the other whereupon the same and everything herein contained shall cease and be void as from the date of the occurrence of the damage or destruction or the demolition or closing order (without prejudice to the rights and remedies of either party hereto against the other) except in respect of any antecedent claim or breach of the stipulations terms and conditions herein contained or in respect of the Rent, Rates, Government Rent and Services Charges payable hereunder prior to the coming into effect of the cessation to pay Rent.

                                 SECTION (VIII)
                                     DEFAULT

It is hereby further expressly agreed and declared as follows:

(1) If any Rent, Rates, Government Rent or Service Charges or any part thereof shall be unpaid for 15 days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform or default in or omit to do any of the agreements, stipulations or conditions herein contained and on the Tenant's part or if the Tenant shall become bankrupt or being a corporation shall go into liquidation or if any petition shall be filed for the winding up of the Tenant or if the Tenant shall otherwise become insolvent or shall make or attempt to make any composition or arrangement with creditors or shall suffer any judicial execution to be levied on the said premises or otherwise on the Tenant's goods, then and in any such case it shall be lawful for the Landlord at any time thereafter (a) to determine this Agreement and to re-enter on the said premises or any part thereof in the name of the whole but without prejudice to any rights of action by or remedies available to the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreements, stipulations and conditions herein contained and on the Tenant's part (including but not limited to the Landlord's right to recover the arrears as debt from the Tenant and/or to deduct all losses and damages thereby incurred from the deposit paid by the Tenant in accordance with Section (X) hereof); and (b) to claim interest upon the Rent, Rates, Government Rent and Service Charges in arrears (as the case may be) at the prescribed rate from the due date until the date of payment as liquidated damages and not as penalty. The term "prescribed rate" means 3% over the best lending rate quoted by The Hongkong and Shanghai Banking Corporation Limited on Hong Kong dollars deposits at the date upon which the Rent, the Rates, Government Rent and the Service Charges (as the case may be) became due. Interest payable to the Tenant upon arrears of Rent, the Rates, Government Rent and the Service Charges (as the case may be) shall not itself be deemed to be rent.

(2) The Tenant hereby irrevocably authorizes the Landlord to, if the Landlord so desires, open any locks and doors to the said premises in the event of any such default as aforesaid in order to effectuate the Landlord's right of re-entry. A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be full and sufficient exercise of such power without physical entry on the part of the Landlord.

(3) Acceptance of Rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach, non-observance or non-performance by the Tenant of any of the agreements, stipulations and conditions herein contained and on the Tenant's part. Any acceptance after the Landlord's right to proceed against the Tenant as aforesaid shall be deemed to be on account of mesne profits unless the Landlord shall expressly waive the said right.

(4) For the purpose of these presents any act, default, neglect or omission of any licensee of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

(5) For the purpose of distress for rent in terms of Part III of the Landlord and Tenant (Consolidation) Ordinance (Chapter 7) and of these presents, the Rent, the Rates, the Government Rent and the Service Charges payable shall be and be deemed to be in arrears if not paid in advance at the times and in manner hereinbefore provided for payment thereof.

                                  SECTION (IX)
                                   REGULATIONS

(1) The Landlord reserves the right from time to time and by notice in writing to the Tenant to make and introduce, and subsequently amend, adopt or abolish if necessary, such regulations as it may consider necessary for the proper operation and maintenance of the Building or any part thereof.

(2) Such regulations shall be supplementary to the terms and conditions of this Agreement and shall not in any way derogate from such terms and conditions and shall bind the Tenant and any breach of or default in such regulations shall be deemed to be a breach of this Agreement for which the Landlord may exercise all or any of its rights or remedies hereunder.

(3) In the event of conflict between such regulations and such terms and conditions of this Agreement, other terms and conditions of this Agreement shall prevail.

(4) The Landlord shall not be liable to the Tenant or its licensee for any loss or damage however caused to any person arising from any failure or delay in the enforcement of the regulations or non-observance thereof.

                                   SECTION (X)
                                     DEPOSIT

(1) The Tenant shall on or before the signing of this Agreement pay to the Landlord a deposit as set out in Part VI of the First Schedule hereto to secure the due observance and performance by the Tenant of the agreements, stipulations and conditions herein contained and on the Tenant's part (including the due payment of the Rent, the Rates, the Government Rent and Service Charges). In the event of any breach or non-observance or non- performance by the tenant of any of the said agreements, stipulations or conditions which are irremediable or, if remediable by the Tenant but the Tenant shall fail to remedy and rectify before the expiration of the period as shall be specified in the written notice given by the Landlord to the Tenant, then the Landlord shall have the right to, from time to time and at its absolute discretion and without notice to the Tenant,
(i) forfeit the said deposit (including any further deposit(s) paid by the Tenant pursuant to Clause 3 of this Section ("further deposits")) absolutely as and for liquidated damages; and/or (ii) deduct from the said deposit and further deposits such amount of Rent in arrears as debt and/or all monetary losses and damages incurred by the Landlord in consequence of the said breach, non-observance or non- performance by the Tenant. In any event the exercise of the aforesaid right of forfeiture and deduction by the Landlord shall be without prejudice to its right to claim damages over and above the said deposit or further deposits or further damages sustained by the Landlord and to all other rights and remedies available to the Landlord hereunder or at law. The Landlord's right to forfeit the said deposit and further deposits or to make deductions from the said deposit and further deposits once exercised shall be final and binding on the Tenant conclusively. In the event that the Landlord exercising its right of forfeiture or deduction during the currency of this Agreement in accordance with this provision, the Tenant shall forthwith upon demand by the Landlord pay to the Landlord a further deposit or deposits equal to the amount(s) so forfeited or deducted and, if the Tenant shall fail so to do, the Landlord shall be entitled to re-enter on the said premises and to determine this Agreement in which event all deposits and further deposits paid by the Tenant pursuant hereto may be forfeited to the Landlord as hereinbefore provided. For the avoidance of doubt, there shall be no limit on the number of times which the Landlord may exercise its right of forfeiture or deduction in respect of the said deposit and further deposits under this provision.

(2) Subject as aforesaid and the foregoing provisions and without prejudice to the Landlord's rights and remedies available to the Landlord at law or hereunder, a sum equivalent to the said deposit and further deposits shall be returned to the Tenant by the Landlord without interest within one month after the expiration or the sooner determination of this Agreement and the delivery of vacant possession of the said premises to the Landlord, or (without being construed as a waiver of the Landlord's rights under this Agreement) within one month after the settlement of the last outstanding claim which the Landlord may have against the Tenant in respect of any breach, non-observance or non-performance of or default in any of the agreements, stipulations or conditions herein contained and on the part of the Tenant, whichever shall be the later.

(3) If at any time during the term of the tenancy hereby created, the Landlord shall sell or otherwise assign or transfer the said premises, the Landlord may at any time transfer to its purchaser or assignee ("the New Owner") the said deposit in (1) above and (if any) further deposits (subject to the Landlord's prior right of forfeiture and deduction) or the balance thereof (if any) in the event of the Landlord being entitled to exercise its right of deduction as aforesaid. Upon such transfer, the Landlord (which in this context shall exclude its assigns) shall be released from any liability or obligation under this Agreement to return the said sum equivalent to the said deposit in
(1) above and (if any) further deposits or any balance thereof to the Tenant. The Tenant shall thereafter be entitled only to claim for the return of the said sum equivalent to the said deposit in (1) above and (if any) further deposits or the balance thereof from the New Owner.

                                  SECTION (XI)
                        INTERPRETATION AND MISCELLANEOUS

(1) No condoning, excusing or overlooking or acceptance of the Rent, the Rates or the Service Charges by the Landlord of any default, breach or non-observance or non-performance by the Tenant at any time of any of the Tenant's obligations herein contained shall operate or be deemed to operate as a waiver of the Landlord's rights hereunder or shall defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance of the Tenant's obligations and covenants hereunder and no waiver by the Landlord shall be inferred from or implied by anything done or permitted or suffered to be done by the Landlord unless otherwise specifically agreed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future unless expressly so provided.

(2) Any notice required to be served hereunder shall, if to be served on the Tenant, be sufficiently served if addressed to the Tenant and sent by prepaid post to or left at the Tenant's registered office in Hong Kong or the said premises and if to be served on the Landlord, be sufficiently served if addressed to the Landlord and sent by registered post to or left at its registered office in Hong Kong or the address given above or any other address which the Landlord may notify in writing to the Tenant from time to time. A notice sent by post shall be deemed to have been received at the time when in due course of post it would be delivered at the address to which it is sent.

(3) The Tenant acknowledges that no fine, premium, key money or other consideration of similar nature has been paid by the Tenant to the Landlord for the grant of this tenancy hereby created.

(4) This Agreement sets out the full agreement reached between the parties and no other representations or warranties have been made or given relating to the Landlord or the Tenant or the Building or the said premises and if any such representation or warranty whether oral or written has been made given or implied the same is hereby waived and superceded by this Agreement entirely.

(5) The Tenant shall, in addition to paying the legal costs of his own solicitors (if any), also pay to the Landlord upon the signing hereof a sum equal to half of the Landlord's solicitors' costs plus half share of stamp duty and (if any) registration fee and any disbursements on this Agreement. In this matter Messrs. Tsang, Chan & Wong, Solicitors are acting only for the Landlord although Messrs. Tsang, Chan & Wong, Solicitors may witness the execution of this Agreement by the Tenant and collect from the Tenant the aforesaid sum on behalf of the Landlord.

(6) The parties hereto further agree that they shall respectively be bound by and entitled to the benefit of the Special Conditions (if any) set out in the Third Schedule.

(7) The Landlord reserves the right (subject to any relevant provisions of the Deed of Mutual Covenant and/or the Sub-Deed of Mutual Covenant or Management Agreement in respect of the Building) to name the Building with any such name or style as it in its sole discretion may determine and at any time and from time to time to change, alter, substitute or abandon any such name without the same constituting an actual or constructive eviction of the Tenant and without incurring any liability to the Tenant therefor provided always the Tenant shall be entitled to not less than one month's prior notice of the intention of the Landlord to change name of the Building.

(8) Notwithstanding anything herein contained, the Landlord shall have the right to remove, cancel, relocate or otherwise change the common areas (including but not limited to entrances, passages, corridors and staircases) and common facilities (including but not limited to lifts, escalators and toilets) of the Building or to agree with others the same to occur from time to time and in such manner as the Landlord may in its absolute discretion deem fit without the same constituting an actual or constructive eviction of the Tenant and without incurring any liability to the Tenant therefor.

(9) Notwithstanding anything herein contained or implied to the contrary the Landlord may subject to any relevant provisions of the Deed of Mutual Covenant, the Sub-Deed of Mutual Covenant (if any) and the Management Agreement in respect of the Building provide and install a public address system throughout the common areas and may play relay or broadcast or permit any other person to play relay or broadcast recorded music or public announcement therein.

(10) (a) Notwithstanding anything to the contrary hereinbefore contained, if at any time during the tenancy hereby created, it is decided or resolved that the Building or any part thereof (which intention to redevelop shall be notified by the Landlord in writing to the Tenant) is to be redeveloped whether wholly by demolition and rebuilding or otherwise, or partially by renovation, re-furbishment or otherwise, then in such event the Landlord shall be entitled to give three clear calendar months; notice in writing expiring at the end of any calendar month during the tenancy hereby created terminating this Agreement and immediately upon the expiration of such notice this Agreement and everything herein contained shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of any of the covenants or stipulations herein set out.

         (b) The Tenant hereby expressly covenants to deprive himself of all rights (if any) to protection against eviction or ejectment provided by any existing or future legislation from time to time in force and applicable to the said premises or to this Agreement and the Tenant covenants to deliver up vacant possession of the said premises to the Landlord on the expiration or sooner termination of the tenancy hereby created notwithstanding any rule of law or equity to the contrary.

(11)     In this Agreement:

         (a) (unless the context permits or requires) words importing the singular number shall include the plural and vice versa and words importing the masculine feminine or neuter gender shall include the others of them;

         (b) the Headings and Index (if any) are intended for guidance only and do not form a part of this Agreement nor shall any of the provisions of this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby;

         (c) the "Government" shall (unless the context requires otherwise) mean the Government of Hong Kong Special Administrative Region;

                  the "licensee" shall (unless the context requires otherwise) include employee, servant, workman, customer, agent and contractor of the Tenant and any person present in, using or visiting the said premises with the consent of the Tenant, express or implied;

                  the "Tenant" shall (where the context permits) mean and include the party or parties specifically named and shall not include the executors and administrators of any such party or where such party is a corporate, any liquidator thereof. Where the Tenant comprises more than one individual all covenants undertakings and agreements made by the Tenant herein shall be deemed to be made jointly and severally by all the persons comprising the Tenant;

         (d) reference to person includes any public body and anybody of persons, corporate or unincorporate;

         (e) reference to Ordinance, orders, statutes, legislation or enactments shall be construed as a reference to such Ordinance, orders, statutes, legislation or enactments as may be amended or re-enacted from time to time and for the time being in force;

(12) The Tenant hereby declares that it has inspected and is fully satisfied with and accepts in all respects the existing state, condition, fixtures, decoration and finishes of the said premises and agrees to take up the said premises in "as is" basis provided that the Tenant shall be obliged to deliver up vacant possession of the said premises and reinstate the same in its original physical state to the Landlord according to the provisions hereinbefore mentioned upon expiry or sooner determination of this tenancy hereby created (fair wear and tear excepted).

                      THE FIRST SCHEDULE ABOVE REFERRED TO

                                     PART I

LANDLORD                       :       BOC GROUP LIFE ASSURANCE COMPANY LIMITED

Address                        :       13th-21st Floors of BOCG Insurance Tower,
                                       Nos. 134-136 Des Voeux Road Central, Hong
                                       Kong


                                     PART II

TENANT                         :       TITANIUM TECHNOLOGY LIMITED

Registered office              :       10th  Floor,  Tianjin  Building,  No. 167
                                       Connaught Road West, Hong Kong


                                    PART III

TERM:                          :       THREE YEARS from the 1st day of July 2005
                                       to the 30th day of June 2008 (both dates inclusive) with an option to renew for a further term of two years


                                     PART IV

RENT                           :    PERIOD              RENT PER CALENDAR MONTH
                                    ------              -----------------------

                                    the whole term      HONG KONG DOLLARS TWENTY
                                                        THREE    THOUSAND    SIX
                                                        HUNDRED AND  NINETY FIVE
                                                        ONLY (HK$23,695.00)  per
                                                        month

Rent (exclusive of Rates, Government Rent, Service Charges and other outgoings and expenses payable in respect of the said premises or the Building) shall be payable in advance without any deduction whatsoever on the 1st day of each and every calendar month.


SERVICE CHARGES            :

MANAGEMENT FEES                                      Management Fees and
AND AIR-CONDITIONING                                 air-conditioning charges
CHARGES                           PERIOD             PER CALENDAR MONTH:
                                  ------             -------------------

                                  the whole term     HONG  KONG  DOLLARS  TWELVE
                                                     THOUSAND EIGHT  HUNDRED AND
                                                     SIXTY      THREE       ONLY
                                                     (HK$12,863.00)  per   month
                                                     subject  to  increase  from
                                                     time  to  time  as  may  be
                                                     notified by the Landlord or
                                                     its  management agent(s) or
                                                     the Manager of the Building
                                                     in writing.

Rates and Government Rent  :   for such period and in such amount to be assessed
                               by the Government from time to time

All Service Charges (including management fees and air-conditioning charges, Rates and Government Rent) shall be payable in advance without deduction on the 1st day of each and every calendar month to the Landlord direct.

The first of the Rent, Rates, Government Rent and all Service Charges shall be apportioned according to the number of days in the month included in the term and paid on the signing of this Agreement.

The Landlord is entitled to demand payment of amounts payable hereunder by the Tenant at the own costs of the Tenant in cash or any other methods of payment or in any banknotes, and whether payment is made by cheque or cash or autopay or otherwise, such payment must reach the offices of or the account designated by the Landlord before 3:00 o'clock in the afternoon on the due date if such payment is made on any weekday except Saturday, and before 11:00 a.m. on the due date if such payment is made on a Saturday. If the day on which the Rent, Rates, Government Rent or any of the Service Charges falls due under this Agreement is a Sunday or a public holiday, the relevant payment shall be due and payable on the preceding business day. Otherwise, the payment shall be deemed to have been paid by the Tenant on the following business day and the Tenant shall be deemed to have defaulted in making due payment and shall solely bear the consequences of such default on terms hereinbefore appearing.

                                     PART V

USER                   :      The nature of the Tenant's business shall be:
                              office for commercial use

                              trading under the existing style and business name of the Tenant and for no other purpose


                                     PART VI

DEPOSIT                :      HONG  KONG  DOLLARS  ONE HUNDRED AND NINE THOUSAND
                              SIX HUNDRED AND SEVENTY  FOUR ONLY (HK$109,674.00)
                              (equivalent  to  3  months'  rental  and 3 months'
                              management   fee   and   air-conditioning   charge
                              deposits)






                      THE SECOND SCHEDULE ABOVE REFERRED TO

                                THE SAID PREMISES

ALL THAT the FOURTH FLOOR of BOCG INSURANCE TOWER, Nos. 134-136 Des Voeux Road Central and Nos. 35-43 Gilman's Bazaar, Central, Hong Kong erected on ALL THOSE pieces or parcels of ground registered in the Land Registry as Inland Lot No. 4793, Inland Lot No. 4794, Inland Lot No. 4795, Inland Lot No. 4796, Inland Lot No. 4797, Inland Lot No. 4798 and Inland Lot No. 4799.

                      THE THIRD SCHEDULE ABOVE REFERRED TO

                               SPECIAL CONDITIONS

(1)      Rent free period

         Notwithstanding anything to the contrary contained in this Agreement, the Tenant shall be entitled to occupy the said premises for a period of 45 days from the 1st day of July 2005 to the 15th day of August 2005 (both dates inclusive) hereunder free of rent provided that during the said rent free period the Tenant shall pay all Service Charges (including but not limited to Rates, Government Rent, management fees and air-conditioning charges and other outgoings payable in respect of the said premises).

(2)      Option to Renew

         (a) The Landlord shall, on the written request of the Tenant made not later than 6 months before the date of expiration of the term of this tenancy and provided that there shall at that time be no outstanding or existing breach of any of the agreements, stipulations or conditions herein contained and on the part of the Tenant to be observed and performed, grant to the Tenant a renewal of this Agreement for a further term of two years from the expiry date at the new rent (the "New Rent") to be determined as provided hereinbelow but otherwise subject to the same terms and conditions as are herein contained with the exception of the Special Conditions (1) and
                  (2) in this Schedule hereto. The written request of renewal of tenancy, once given by the Tenant, shall be irrevocable. The Tenant shall upon the expiry of the term hereof pay to the Landlord such sum (if any) as shall make up the deposit paid by the Tenant under Clause (1) of Section (X) hereto to the aggregate if 3 months' revised rent and management fees and air-conditioning charges then payable in respect of the said premises.

         (b) The New Rent payable to this tenancy shall be reviewed by reference to the then fair market rent. The New Rent shall be assessed and notified by the Landlord to the Tenant and shall be agreed by the Landlord and the Tenant at least 3 months before the New Rent shall become payable. Failure on the part of the Tenant for whatever reason to respond to the Landlord's notice of assessment of the Ne Rent within 14 days of the Landlord's notice shall be deemed absolute acceptance on the part of the Tenant of the Landlord's assessment.

         (c) In default of agreement of the New Rent before expiration of said 3 months' period, either party shall refer the disagreement to an independent professional valuer or firm of professional valuers to be appointed jointly by the parties hereto in writing or in default of such agreement, the President for the time being of the Hong Kong Institute of Surveyors to appoint such professional valuer who shall act as an expert and not as an arbitrator and whose decision shall be final and binding on the parties hereto and shall take into account the fair market rent for prime office accommodation in the Central District of Hong Kong obtainable at the time of such determination on the following assumptions at that date:

                  (i) that the said premises are fit for immediate occupation and use and that no work has been carried out thereon during the term by the Tenant or its successors in title which has diminished the rental value of the said premises and in the case where the said premises have been destroyed or damaged that they have been fully restored;

                  (ii) that the said premises or for similar premises in the Building in a similar development having similar characteristics and attributes are available to let by a willing landlord to a willing tenant without a premium but with vacant possession and subject to the provisions of this Agreement for a term equal to the original term of this Agreement; and

                  (iii) that the covenants herein contained on the part of the Tenant have been fully performed and observed but disregarding:

                           (aa) any goodwill attributable to the Tenant's business;

                           (bb) the value of any fixture and fitting or any other improvement to the said premises made by the Tenant;

                           (cc) the fact that the Tenant or its predecessors in title have been in occupation of the said premises; and

                           (dd) the fact that the said premises are large in size or may be considered to be larger in size than is usual for such a office tenancy.

         (d) Until such New Rent for the said premises shall have been determined in accordance with the foregoing paragraphs (b) and
                  (c) above, the Tenant shall pay the New Rent assessed and notified by the Landlord under (b) above and within 14 days of such determination the Tenant shall pay to the Landlord such additional sum as may be necessary to equate the deposit paid to the Landlord under Section (X) hereof to an amount equal to 3 months' rent and 3 months' management fee and air-conditioning charge as agreed or determined hereunder, such deposit to be held on the same terms and conditions (mutatis mutandis) as are contained in the said Section (X).

                                      -29

         (e) The right of the Landlord to review the rent and the entitlement of the Landlord to the New Rent as stipulated hereunder shall be absolute and shall not be deemed to have lapsed under any circumstances including but not limited to where the Landlord fails for whatever reason to notify the Tenant of the rent review within the time frame stipulated in paragraph (b) above. For the avoidance of doubt, if for whatever reason the New Rent once assessed or agreed with effect from the commencement of the two-year period of the term to which the rent review applies, and the Tenant shall forthwith pay the Landlord the total difference between the New Rent payable and the actual rent paid.

         (f) All costs involved in the determination of the fair market rent shall be borne by the parties hereto in equal shares.

         AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED by Chan Fu Kan, its                )      FOR AND ON BEHALF OF
                                          )      BOC GROUP LIFE ASSURANCE
Director -----------------                )      COMPANY LIMITED
                                          )
for an on behalf of the Landlord whose    )      /s/ (unknown signature)
                                          )      -------------------------------
                                          )              Authorized Signature(s)
signature(s) is/are verified by:          )


         /s/ Mak Tsz May
    Solicitor, Hong Kong SAR
   Messrs. Tsang, Chan & Wong


SIGNED by Tang Wai Hung                   )      FOR AND ON BEHALF OF
                                          )      TITANIUM TECHNOLOGY LIMITED
Director -----------------------          )
                                          )      /s/ (unknown signature)
for an on behalf of the Tenant in the     )      -------------------------------
                                          )              Authorized Signature(s)
presence of:                              )

       /s/ Alice M.C. Cheung
    ALICE M. C. CHEUNG
 Clerk to Messrs. Tsang, Chan & Wong,
 Solicitors & Notaries, Hong Kong SAR

RECEIVED the day and year first above             )
                                                  )
written of an from the Tenant the sum of          )
                                                  )
HONG KONG DOLLARS ONE                             )
                                                  )
HUNDRED AND NINE THOUSAND SIX                     )
                                                  ) HK$109,674.00
HUNDRED AND SEVENTY FOUR                          )
                                                  )
ONLY being the deposit above expressed            )
                                                  )
to be paid by the Tenant to the Landlord          )

Signature(s) is/are verified by: